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                                    Exhibit 99.5  Promissory Note in the
                                                  principal amount of $1,000,000
                                                  from the Trust to UM


                                      NOTE

AMOUNT: $1,000,000                                       Haddonfield, New Jersey
                                                                   July 19, 1996

         FOR VALUE RECEIVED, BRANDYWINE REALTY TRUST, a Maryland real estate investment trust, whose address is Two Greentree Center, Suite 100, Marlton, New Jersey 08053 ("Maker"), hereby promises to pay to the order of UM REAL ESTATE INVESTMENT COMPANY, LLC, a New Jersey limited liability company, with offices at 56 Haddon Avenue, Haddonfield, New Jersey 08033 ("Payee"), the principal sum of ONE MILLION DOLLARS ($1,000,000) (the "Loan"), together with interest on the outstanding balance thereof at the per annum rate hereafter set forth.

         1. Principal and interest, if any, shall be payable at the aforesaid office of Payee, or such other place as the holder of this Note may designate, in the following manner:

            (a) Except as otherwise provided for in the Event of Default, the Note will not bear interest during the term hereof.

            (b) Maker shall make six (6) payments of principal as follows, unless Payee shall demand immediate payment in accordance with the terms of this
Note:

                  July 31, 1997                      $100,000
                  August 31, 1997                    $100,000
                  September 30, 1997                 $100,000
                  October 31, 1997                   $100,000
                  November 30, 1997                  $100,000
                  December 31, 1997                  $500,000

            (c) The entire unpaid principal together with accrued but unpaid interest thereon and all other sums due under this Note are due on December 31, 1997 (the "Maturity Date") which date is of the essence. THIS NOTE IS PAYABLE IN FULL AT THE MATURITY DATE. PAYEE IS UNDER NO OBLIGATION TO REFINANCE THE LOAN OR EXTEND THE TIME FOR PAYMENT AT THAT TIME.

         2. The obligation secured hereby may be prepaid in full or in part, at any time, without penalty.

         3. All payments, including any prepayment, shall be in lawful money of the United States of America in immediately available funds and shall be applied first to unpaid, earned fees, then to delinquent escrows, then to accrued interest, and lastly, to principal outstanding.

         4. This Note is secured by (1) a subordinated (second) Mortgage and Security Agreement of even date herewith (the "Mortgage"), covering certain land and premises located at the corner of Haddonfield Road and Chapel Avenue, Cherry Hill Township, Camden County, New Jersey, as more particularly described in the Mortgage (together, the "Mortgaged Property"), (2) a second priority security interest in certain personal property located upon the Mortgaged Property and other collateral described in UCC-1 Financing Statements; and (3) a subordinated collateral assignment of rents and leases arising out of the Mortgaged Property. Any failure by Maker to comply with the terms, covenants or conditions of the foregoing documents or any other document executed by Maker in connection with the Loan (collectively, the "Loan Documents") shall, upon the elapsing of any applicable notice and/or grace period, without cure, automatically constitute an Event of Default under this Note, and all of the provisions contained in the Loan Documents by Maker to Payee to secure the indebtedness set forth herein are hereby incorporated by this reference thereto as if the same were set forth herein in detail.

         5. The occurrence of one or more of the following, after the expiration of all applicable notice and cure periods, if any, (an "Event of Default"), at the option of Payee, shall constitute a default by Maker under this Note:

            (a) If Maker shall fail to make any payment when it is due (provided that Payee agrees not more than once during any twelve (12) month period during the term of this Note to give Maker notice of such failure, and allow Maker five
(5) days after the giving of such notice to cure such failure, prior to same being an Event of Default);

            (b) If any certification, warranty, or representation made or hereafter made by Maker to Payee should prove to be false, incorrect, incomplete or misleading; and/or

            (c) An Event of Default shall occur under the Mortgage and/or any of the other Loan Documents.

            Upon the occurrence of an Event of Default, subject to a certain Subordination Agreement of even date herewith between Payee and Summit Bank, Payee may, at its option, declare the entire unpaid

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principal balance of this Note together with interest accrued thereon and all other sums due or owed by Maker hereunder, or under any of the other Loan Documents, to be due and payable immediately, together with reasonable fees for legal counsel and for collection, all of which sums shall bear interest (effective upon such Event of Default) at the rate which is four (4.0%) percent above the domestic "Prime Rate" as published in the Wall Street Journal from time to time under the heading "Money Rates", and payment of the same may be enforced and recovered by the entry of judgment of this Note and the issuance of execution thereon.

            If any payment due hereunder shall be delinquent for more than ten
(10) days after such payment is due and payable, Maker shall pay to Payee a late charge equal to five percent (5%) of such installment. The right to require a late charge is in addition to and not by way of limitation of any other rights and remedies which Payee may have.

         6. The remedies of Payee provided herein and in the Mortgage and all of the other Loan Documents shall be cumulative and concurrent, and may be pursued singly, successively and together at the sole discretion of Payee, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

         7. Maker (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note. Liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, unless same is in writing and signed by an authorized officer of Payee.

         8. It is the intention of the Maker and Payee to conform strictly to the usury laws from time to time in force, and all agreements between Maker and Payee, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Payee or the holder hereof, or collected by Payee or such holder, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein or in the Mortgage and Security Agreement or any of the other Loan Documents, or in any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or of the Mortgage or any of the other Loan Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Payee or any other holder hereof shall ever receive an amount deemed interest, by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Mortgage and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Maker or to any other person making such payment on Maker's behalf. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Maker evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform through the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Payee and Maker and any endorser or guarantor of this Note.

         10. Except as hereinafter set forth, Maker shall not have any personal liability for the payment or performance of any obligations hereunder and in the event of a default hereof, Payee will look solely to the Mortgaged Property and the rents, issues and profits thereof and any other collateral specifically pledged, assigned or granted by Maker as security herefor, and any judgment obtained against Maker shall so note by its terms or as otherwise permissible by law. Notwithstanding the foregoing, in the event of a default under this Note, this obligation shall be recourse to the Maker in an amount which is the difference between $3,000,000 and that portion of the recourse obligation from Maker to Summit Bank (pursuant to a Promissory Note in an amount not to exceed $9,777,240 of even date herewith (the "Summit Note")) which is not credited by Summit Bank under the Summit Note upon an event of default (as defined under the Summit Note) by Maker under the Summit Note (e.g., if Summit Bank utilizes $2,000,000 of the recourse amount as a portion of or as all of its remedy under the Summit Note, as the case may be, after an event of default under the Summit Note, this Note to Payee shall be recourse in the amount of $1,000,000). In no event, however, shall (i) this obligation be recourse to the Maker in an amount greater than the total amount owing by Maker under this Note, nor (ii) the total recourse to Maker pursuant to this Note and the Summit Note exceed $3,000,000.

         11. This Note and the performance of Maker's obligations hereunder shall be governed by the laws of the State of New Jersey.

         12. The words "Payee" and "Maker" whenever occurring herein shall be deemed and construed to include the respective successors and assigns of Payee and Maker.

         13. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ANY SUIT, ACTION OF OTHER LEGAL PROCEEDING ARISING OUT OR IN CONNECTION WITH THIS NOTE SHALL BE BROUGHT IN THE COURTS OF RECORD OF THE STATE OF NEW JERSEY OR THE COURTS OF THE UNITED STATES LOCATED IN THE STATE OF NEW JERSEY. THE PARTIES CONSENT TO JURISDICTION

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OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND WAIVE ANY
OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF SUCH COURTS.

         14. TO THE EXTENT PERMITTED BY LAW, EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION BETWEEN PAYEE AND MAKER ARISING OUT OF OR IN CONNECTION WITH THE LOAN AND ANY OF THE DOCUMENTS EVIDENCING THE LOAN OR EXECUTED IN CONNECTION THEREWITH BY EITHER PARTY. EACH PARTY ACKNOWLEDGES THE IMPORTANCE OF THIS RIGHT AND MAKES A KNOWING WAIVER THEREOF IN CONSIDERATION OF THE WILLINGNESS OF MAKER TO MAKE THE LOAN TO PAYEE.

         IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above mentioned.

WITNESS: BRANDYWINE REALTY TRUST, a Maryland real estate investment trust

XXXXXXXXXXXXXXXX                      By: /s/ Gerard H. Sweeney
- -----------------                        ----------------------------------
                                           Gerard H. Sweeney, President


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